Exhibit 32

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Medialink Worldwide Incorporated (the "Company"), hereby certify to such officers’ knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2005

/s/ Laurence Moskowitz

Name: Laurence Moskowitz
Title: Chief Executive Officer

/s/ J. Graeme McWhirter

Name: J. Graeme McWhirter
Title: Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.